SUPPLEMENT TO THE PROSPECTUS
                                       OF
                           EVERGREEN GEORGIA MUNICIPAL
                                    BOND FUND
                                  (the "Fund")
                                      Dated
                                October 31, 1996


         The section of the Fund's prospectus entitled "Portfolio Managers" under "Management of the Funds" is hereby supplemented to reflect the following change:

         The portfolio manager for the Fund is Charles E. Jeanne. Since joining First Union in 1993, Mr. Jeanne has been an Assistant Vice President and
Portfolio Manager. In addition to the Fund, Mr. Jeanne also manages the Evergreen Virginia Municipal Bond Fund. Prior to joining First Union, Mr. Jeanne served as a trader/portfolio manager for First American Bank.



December 3, 1997

22892